Exhibit 10.16

Memphis-Shelby County Airport Authority Memphis, Tennessee

SIXTEENTH AMENDMENT

COMPOSITE LEASE AGREEMENT

FOR

MEMPHIS INTERNATIONAL AIRPORT

BY AND BETWEEN

MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

2491 Winchester Road, Suite 113

Memphis, Tennessee 38116-3586

AND

FEDERAL EXPRESS CORPORATION

DATED AS OF:

                    June 27, 2023

BUT EFFECTIVE AS OF:

May 1, 2023

COMPOSITE LEASE AGREEMENT: AMENDMENT #16

FEDERAL EXPRESS CORPORATION

Memphis-Shelby County Airport Authority Memphis, Tennessee

LIST OF EXHIBITS

•	Exhibit A – Composite Agreement Rent Schedule

•	Exhibit B – Demised Premises (Description, Site Plans)

•	Exhibit C – Maintenance Rights and Obligations

•	Exhibit D - Operating Expense Rights and Obligations

COMPOSITE LEASE AGREEMENT: AMENDMENT #16

FEDERAL EXPRESS CORPORATION

Memphis-Shelby County Airport Authority Memphis, Tennessee

SIXTEENTH AMENDMENT

TO THE COMPOSITE LEASE AGREEMENT

This SIXTEENTH Amendment is made and entered into as of June 27, 2023, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein referred to as “Authority” or “Sponsor”), a body politic and corporate, organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein referred to as “Tenant” or “Contractor”), a corporation duly organized and existing under the laws of the State of Delaware.

W I T N E S S E T H:

WHEREAS, Authority and Tenant executed a “Composite Lease Agreement”, effective January 1, 2007 which was modified by a First Amendment effective September 1, 2008; a Second Amendment effective June 1, 2009; a Third Amendment effective July 1, 2009; a Fourth Amendment effective 15, 2011; a Fifth Amendment effective January 1, 2013; a Sixth Amendment effective July 1, 2014; a Seventh Amendment effective April 1, 2016; an Eighth Amendment effective April 1, 2017; a Ninth Amendment effective September 1, 2017; a Tenth Amendment effective May 1, 2018; an Eleventh Amendment effective December 1, 2018; a Twelfth Amendment effective October 1, 2019; a Thirteenth Amendment effective July 15, 2021; a Fourteenth Amendment effective February 1, 2022; and a Fifteenth Amendment effective May 19, 2022, all of which collectively referred to herein as the “Composite Lease Agreement”; and,

WHEREAS, a schedule identifying each parcel of real property the Authority leases to Tenant is attached to the Composite Lease Agreement as “EXHIBIT A”, and the schedule states a portion of the Term (identified in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant is subject to pay Authority for each parcel; and,

WHEREAS, the parties wish to amend the Composite Lease Agreement to add the demised premises identified as the Consolidated Deicing Facility (“CDF”) located at 4490 Louis Carruthers Drive, Memphis, TN 38116, as described and shown in “EXHIBIT B”, which is attached hereto and incorporated by reference, a leased area comprised of more or less 25,071 square feet of

COMPOSITE LEASE AGREEMENT: AMENDMENT #16

FEDERAL EXPRESS CORPORATION

Memphis-Shelby County Airport Authority Memphis, Tennessee

building space, 49,615 square feet of improved ground, and 13,724 square feet of shared parking, effective on the Date of Beneficial Occupancy (“DBO”), expected on or around May 1, 2023.

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:

SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this SIXTEENTH Amendment that are defined in the Composite Lease Agreement, the Special Facility Ground Lease Agreement and the Special Facility Lease Agreement shall have the respective meanings given to them in each agreement for all purposes of this SIXTEENTH Amendment.

SECTION 2. Modification of Composite Lease and Applicable Rent.

(a) As of the Effective Date, the parties amend the Composite Lease Agreement to reflect the addition of the CDF as described and shown on “EXHIBIT B”, and substitute the table attached to this SIXTEENTH Amendment for the table to be included as part of “EXHIBIT A”. Authority shall exclusively lease to Tenant, and Tenant shall exclusively lease from Authority an area comprised of more or less 25,071 square feet of building space and 49,615 square feet of improved ground, which is identified on Exhibit B (“Demised Premises”). Tenant shall have access and shall have the right to use to the common areas, such as the stairways and atrium entrance area to the building, and 13,724 square feet of shared parking as identified on Exhibit B (“collectively, the “Common Use Areas”). The Demised Premises and Common Use Areas, including all the land located at 4490 Louis Carruthers Drive, Memphis, TN 38116, shall be collectively defined as the “Entire Premises”. The building located on the Entire Premises is defined for purpose of this Sixteenth Amendment as the “Building”. At any time on or after the Effective Date, Tenant may take possession of the Demised Premises and use and improve them subject to the terms and conditions of the Composite Lease Agreement.

(b) As of the Effective Date, Tenant’s annual rent (“Sixteenth Amendment Annual Rent”) will be increased by $599,525.04 for the addition of the Demised Premises.

(c) Notwithstanding any provision to the contrary in the Composite Lease Agreement, the Sixteenth Amendment Annual Rent shall not be increased after the final rent adjusted stated in the subsection (b) above.

COMPOSITE LEASE AGREEMENT: AMENDMENT #16

FEDERAL EXPRESS CORPORATION

Memphis-Shelby County Airport Authority Memphis, Tennessee

SECTION 3.    Alterations and Improvements by Tenant Except with the prior written approval of the Authority, Tenant will not erect, maintain, or display any signs or any advertising at or on the Demised Premises and/or Entire Premises.

SECTION 4. Maintenance; Insurance; Operating Expenses.

(a) Tenant acknowledges that, from time to time, Authority may undertake construction, repair, or other activities related to the operation, maintenance, and repair of the Entire Premises, including the Demised Premises. Authority has the right to enter the Demised Premises at all times without notice in the event of an emergency or for the purpose of making emergency repairs; under all other circumstances, Authority will provide advance notice prior to entry.

(b) With respect to the Entire Premises, the requirements as provided in “Section 4.04” of the Composite Lease Agreement shall remain in full force and effect but for:

i.	Authority shall procure and maintain a policy of property insurance for the structures on the Entire Premises.

ii.	Tenant shall procure and maintain a policy of property insurance for all Tenant installed fixtures and equipment.

(c) The Tenant and Authority’s respective maintenance rights and obligations are identified on Exhibit C attached hereto and incorporate herein by reference.

(d) Expenses for the Common Areas shall be governed by the terms identified on Exhibit D attached hereto and incorporated herein by reference.

SECTION 5. Remainder of Composite Lease in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease shall continue in full force and effect.

COMPOSITE LEASE AGREEMENT: AMENDMENT #16

FEDERAL EXPRESS CORPORATION

Memphis-Shelby County Airport Authority Memphis, Tennessee

SECTION 6. Effective Dates of this SIXTEENTH Amendment. This SIXTEENTH Amendment shall become effective as of MAY 01, 2023.

The remainder of page is intentionally left blank.

Signature page to follow.

COMPOSITE LEASE AGREEMENT: AMENDMENT #16

FEDERAL EXPRESS CORPORATION

Memphis-Shelby County Airport Authority Memphis, Tennessee

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this SIXTEENTH Amendment to the Composite Lease Agreement.

MEMPHIS-SHELBY COUNTY	FEDERAL EXPRESS
AIRPORT AUTHORITY

By: /s/ Scott A. Brockman	By: /s/ Brandon Tolbert

President and CEO	Title: Vice President Property and Facilities

Approved as to Content:

By: /s/ Sylvester Lavender

Vice President of Finance and Administration/CFO

Approved as to Form and Legality:

By: /s/ Amber Floyd

General Counsel

Reviewed and Approved:

By: /s/ Jason McBride

Director of Properties

Omitted Exhibits

Exhibit A, Exhibit B, Exhibit C, and Exhibit D to this exhibit, which are described under “List of Exhibits,” “Witnesseth,” and in Section 2 and Section 4 above, have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of Exhibit A, Exhibit B, Exhibit C, and Exhibit D to the Securities and Exchange Commission or its staff upon request.

COMPOSITE LEASE AGREEMENT: AMENDMENT #16

FEDERAL EXPRESS CORPORATION